Exhibit 10.1

FORM OF EXCHANGE/SUBSCRIPTION AGREEMENT

Exchange/Subscription Agreement

May 6, 2015

HeartWare International, Inc.

500 Old Connecticut Path

Framingham, Massachusetts 01701

Attn: Peter McAree

Re:	HeartWare International, Inc. Exchange/Subscription for 1.75% Convertible Senior Notes due 2021

Ladies and Gentlemen:

HeartWare International, Inc., a Delaware corporation (the “Company”), is offering the opportunity for (1) existing beneficial owners of (each an “Existing Investor”) the Company’s 3.50% Convertible Senior Notes due 2017, CUSIP: 422368AA8 and ISIN: US422368AA83 (the “Old Notes”) to exchange Old Notes (the “Exchange Offer”) for the Company’s 1.75% Convertible Senior Notes due 2021 (the “New Notes”) and the Company Payment Amount (as defined below) and (2) Existing Investors and other qualified new investors (each, a “New Investor”) to subscribe for and purchase from the Company additional New Notes for cash (the “New Note Offering”), in each case, pursuant and subject to the terms and conditions set forth in this Exchange/Subscription Agreement. As used herein, the term “Investor” refers to either an Existing Investor or a New Investor, as applicable.

The Investor understands that the Exchange Offer and the New Note Offering are being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange Offer and the New Note Offering are only being made to Investors who are both “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) and “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration. The Exchange Offer and the New Note Offering are described in, and are being made pursuant to, the Preliminary Private Placement Circular, dated May 4, 2015 (the “Preliminary Private Placement Circular”), the Pricing Term Sheet to be dated on or about May 6, 2015 (the “Pricing Term Sheet”) and, the Final Private Placement Circular, to be dated on or about May 6, 2015 (the “Final Private Placement Circular” and together with the Preliminary Private Placement Circular and the Pricing Term Sheet, the “Private Placement Documents”).

1. The Exchange Offer. Subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Existing Investor hereby agrees to exchange the aggregate principal amount (the “Exchanged Principal Amount”) of Old Notes set forth on Annex A hereto (such Old Notes, the “Exchanged Old Notes”) for New Notes having an aggregate principal amount equal to the product of the Exchange Ratio (as defined below) and the Exchanged Principal Amount (rounded down to the nearest integral multiple of $1,000 in principal amount, if applicable (the difference being referred to as the “Rounded Amount”)) (such aggregate principal amount of New Notes, as so rounded, if applicable, the “Exchanged New Notes”), and the Company hereby agrees to (a) issue such aggregate principal amount of Exchanged New Notes to the Existing Investor and (b) transfer an amount of cash set forth on Annex A hereto equal to (i) the Rounded Amount and (ii) the amount equal to accrued and unpaid interest, if any, on the Exchanged Old Notes from, and including, December 15, 2014 to, but excluding, the Closing Date (the “Unpaid Interest” and, together with the Rounded Amount, the “Company Payment Amount”) in exchange for such Exchanged Old Notes. “Exchange Ratio” means a ratio equal to 1.16362 New Notes per Exchanged Old Note.

2. The New Note Offering. Subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Investor hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the undersigned Investor, additional New Notes (the “Purchased New Notes”) having an aggregate principal amount as set forth on Annex A hereto (the “Purchased Principal Amount”), at a purchase price payable in cash equal to 95.22% of the Purchased Principal Amount (such aggregate cash purchase price, the “Cash Purchase Price”).

3. The Closing. The closing of the Exchange Offer and the New Note Offering (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022-4834 at 10:00 a.m., New York City time, on May 13, 2015, or at such other time and place as the Company may designate by notice to the undersigned (the “Closing Date”).

4. The Terms of the Exchange Offer and the New Note Offering; Closing Mechanics.

Subject to the terms and conditions of this Exchange/Subscription Agreement, the undersigned Existing Investor hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in the Exchanged Old Notes as is indicated on Annex A hereto, waives any and all other rights with respect to such Exchanged Old Notes, and releases and discharges the Company from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes (other than the right to receive any Unpaid Interest).

(a) The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes. At or prior to the times set forth in the Investor Exchange/Subscription Procedures set forth in Annex B hereto, the Investor shall:

(i) if participating in the New Note Offering only, transfer the Cash Purchase Price by wire of immediately available funds to the account of the Company designated in the Investor Exchange/Subscription Procedures;

(ii) if participating in the Exchange Offer only, cause the Exchanged Old Notes to be delivered, by book entry transfer through the facilities of DTC, to Wilmington Trust, National Association, in its capacity as the trustee of the Old Notes (in such capacity, the “Old Notes Trustee”), on behalf of the Company for cancellation as instructed in the Exchange/Subscription Procedures; and

(iii) if participating in the both the Exchange Offer and the New Note Offering,

A. transfer the Cash Purchase Price by wire in immediately available funds to the account of the Company designated in the Exchange/Subscription Procedures; and

B. cause the Exchanged Old Notes to be delivered, by book entry transfer through the facilities of DTC, to the Old Notes Trustee, on behalf of the Company for cancellation as instructed in the Exchange/Subscription Procedures.

(b) On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 7 hereof, and (1) the prior receipt, by the Company of the Cash Purchase Price from the undersigned if the undersigned is an Investor participating in the New Note Offering only pursuant to clause (a)(i) above, (2) the prior receipt by the Old Note Trustee from the undersigned Existing Investor, of the Exchanged Old Notes if the Existing Investor is participating in the Exchange Offer only pursuant to clause (a)(ii) above, and (3) the prior receipt by the Old Note Trustee from the undersigned Existing Investor of the Exchange Old Notes and the prior receipt by the Company of the Cash Purchase Price if the Existing Investor is participating in both the Exchange Offer and the New Note Offering pursuant to clause (a)(iii) above:

(i) the Company shall execute and deliver the Supplement Indenture dated as of the Closing Date between the Company and Wilmington Trust, National Association, as Trustee (the “New Note Trustee”), and together with the Indenture between the Company and Wilmington Trust National Association dated as of December 15, 2010, the “Indenture”);

(ii) the Company shall execute, and cause the New Notes Trustee to authenticate and deliver to the DTC account specified by the undersigned Investor on the signature page hereto, the Exchanged New Notes and/or the Purchased New Notes, as the case may be; and

(iii) if the undersigned is an Existing Investor, the Company shall transfer an amount of cash equal to the Company Payment Amount by wire transfer by wire of immediately available funds to the account of the Investor at a bank in the United States of America designated by the Investor on its signature page hereto.

5. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) Organization and Good Standing. The Company is duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Due Authorization. This agreement has been duly authorized, executed and delivered by the Company.

(c) Authorization of New Notes. The New Notes have been duly authorized by the Company and, when issued, authenticated and delivered in accordance with the Indenture and the Exchange/Subscription Agreement and paid for by the Investor in accordance with the terms hereof, the New Notes will be validly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally; and (2) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(d) Authorization of Indenture. The Indenture has been duly authorized by the Company and, when duly authorized, executed and delivered by the New Notes Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally; and (2) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(e) Authorization of Conversion Shares. The shares of Common Stock issuable upon conversion of the New Notes (the “Conversion Shares”) have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action, and the Conversion Shares, when and if issued upon conversion in accordance with the terms of the Supplemental Indenture, will be validly issued, fully paid and non-assessable. The issuance of the Conversion Shares upon conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

(f) Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other Investor executing an Exchange/Subscription Agreement, (1) each of the issuance of the Exchanged New Notes in exchange for the Exchanged Old Notes and the issuance of the New Notes, as the case may be, pursuant to this Exchange/Subscription Agreement is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

(g) New Class. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

6. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company that:

(a) The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b) If the Investor is participating in the Exchange Offer, the Investor has full power and authority to exchange, sell, assign and transfer the Exchanged Old Notes exchanged hereby and to enter into this Exchange/Subscription Agreement and perform all obligations required to be performed by the Investor hereunder.

(c) If the Investor is participating in the Exchange Offer, the Investor has been the beneficial owner of the Exchanged Old Notes continuously since at least April 1, 2015, and is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies.

(d) Participation in the Exchange Offer and/or the New Note Offering will not contravene (1) any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor and (2) the charter or bylaw (or equivalent organizational documents) of the Investor.

(e) The Investor is a resident of the state set forth on its signature page hereto and is not acquiring the Exchanged New Notes or the Purchased New Notes as a nominee or agent or otherwise for any other person.

(f) The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases (or acquires pursuant to the Exchange Offer and/or the New Note Offering) or sells New Notes and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(g) The Investor has received a copy of the Private Placement Documents. The Investor acknowledges that no person has been authorized to give any information or to make any representation concerning the Exchange Offer, the New Note Offering and the Company and its subsidiaries other than as contained in the Private Placement Documents and the information given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its subsidiaries and the terms of the Exchange Offer and the New Note Offering and the Company and its subsidiaries do not take any responsibility for, and neither the Company nor its subsidiaries can provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that the Placement Agent does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Private Placement Documents or any such other information.

(h) The Investor understands and accepts that acquiring the New Notes in the Exchange Offer and/or the New Note Offering involve risks, including those described in the Private Placement Documents. The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of the Exchange Offer and/or the New Note Offering and an investment in the New Notes. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Notes and the consequences of the Exchange Offer and/or the New Note Offering and this Exchange/Subscription Agreement. The Investor has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the New Notes.

(i) The Investor confirms that it is not relying on any communication (written or oral) of the Company, J. Wood Capital Advisors LLC (the “Placement Agent”) or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Exchange Offer and/or the New Note Offering and receive the New Notes pursuant to the terms hereof. It is understood that information provided in the Private Placement Documents, or by the Company, the Placement Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Exchange Offer or the New Note Offering, and that none of the Company, the Placement Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the Exchange Offer or the New Note Offering.

(j) The Investor confirms that neither the Company nor the Placement Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes; or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange Offer and/or the New Note Offering, the Investor is not relying on the advice or recommendations of the Company or the Placement Agent, and the Investor has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor.

(k) The Investor is familiar with the business and financial condition and operations of the Company and has conducted its own investigation of the Company and the New Notes. The Investor has had access to the Company’s filings with the Securities and Exchange Commission and such other information concerning the Company and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the Exchange Offer and/or the New Note Offering. The Investor has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the Exchange Offer, the New Note Offering and the New Notes.

(l) The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Notes or made any finding or determination concerning the fairness or advisability of such investment.

(m) The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange Offer and/or the New Note Offering.

(n) The Investor is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

(o) The Investor is acquiring the New Notes solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes. The Investor understands that the offer and sale of the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the accuracy of the other representations made by the Investor in this Exchange/Subscription Agreement.

(p) The Investor understands that the Company is relying upon the representations and agreements contained in this Exchange/Subscription Agreement (and any supplemental information) for the purpose of determining whether the Investor’s participation in the Exchange Offer and/or the New Note Offering meets the requirements for such exemptions. In addition, the Investor acknowledges and agrees that any hedging transactions engaged in by the Investor after the Transaction Information (as defined in the non-disclosure letter agreement entered into between the undersigned and the Placement Agent (the “Non-Disclosure Agreement”)) is made public and prior to the Closing in connection with the issuance and sale of the New Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(q) The Investor acknowledges that the Exchanged New Notes and the New Notes and the shares of Common Stock, if any, issuable upon conversion thereof have not been registered under the Securities Act. As a result, the Exchanged New Notes and the New Notes and the shares of Common Stock, if any, issuable upon conversion thereof may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as described under the heading “Transfer restrictions” in the Private Placement Circular and the Investor hereby agrees that it will not sell the New Notes other than in compliance with such transfer restrictions.

(r) The Investor acknowledges that the terms of the Exchange Offer and/or the New Notes Offering have been mutually negotiated between the Investor and the Company.

(s) The Investor acknowledges the Company intends to pay the Placement Agent a fee in respect of the Exchange Offer and the New Note Offering.

(t) The Investor will, upon request, execute and deliver any additional documents reasonably requested by the Company, the Old Notes Trustee or the New Notes Trustee to complete the Exchange Offer and/or the purchase of New Notes.

(u) The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Exchange/Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(v) The Investor was given a meaningful opportunity to negotiate the terms of the Exchange Offer.

(w) The Investor’s participation in the Exchange Offer and/or the New Note Offering was not conditioned by the Company on the Investor’s exchange of a minimum principal amount of Exchanged Old Notes.

(x) The Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the Exchange Offer and/or the New Note Offering and that neither the Company nor the Placement Agent has placed any pressure on the Investor to respond to the opportunity to participate in the Exchange Offer and/or the New Note Offering.

7. Conditions to Obligations of the Investor and the Company. The obligations of the Investor to deliver the Exchanged Old Notes and the Cash Purchase Price and of the Company to deliver the New Notes and to make payment of the Company Payment Amount are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company and the Investor contained in Sections 5 and 6, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Covenant and Acknowledgment of the Company. At or prior to 5:00 p.m., New York City time, on the first business day after the date hereof, the Company shall file a press release announcing the Exchange Offer and the New Note Offering on Form 8-K, which press release or Form 8-K the Company acknowledges and agrees will disclose all “Transaction Information” (as defined in the Non-Disclosure Agreement) to the extent such

“Transaction Information” constitutes material non-public information, if any, with respect to the Exchange Offer and the New Note Offering or otherwise communicated by the Company to the Investor in connection with the Exchange Offer and the New Note Offering.

9. Waiver, Amendment. Neither this Exchange/Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10. Assignability. Neither this Exchange/Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party.

11. Taxation. The Investor acknowledges that, if the Investor is a United States person for U.S. federal income tax purposes, either (1) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person’s social security or federal employer identification number, and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided as an attachment hereto, and a certification, under penalty of perjury, that such TIN is correct, that the Investor is not subject to backup withholding (at a rate of 28%) and that the Investor is a United States person, or (2) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if the Investor is not a United States person for U.S. federal income tax purposes, (1) the Company must be provided the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. Investor’s foreign status, and (2) the Investor may be subject to 30% U.S. federal withholding or 28% U.S. federal backup withholding tax on certain payments made to such Investor unless such Investor properly establishes an exemption from, or a reduced rate of, withholding or backup withholding.

12. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE/SUBSCRIPTION AGREEMENT.

13. Governing Law/Venue. THIS EXCHANGE/SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. Each of the Company and the Investor (a) agrees that any legal suit, action or proceeding arising out of or relating to this agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

14. Section and Other Headings. The section and other headings contained in this Exchange/Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange/Subscription Agreement.

15. Counterparts. This Exchange/Subscription Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange/Subscription Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

16. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor, the address provided on the signature page below (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	HeartWare International, Inc. 500 Old Connecticut Path Framingham, Massachusetts 01701 Fax: (508) 739-0948 Attention: Chief Financial Officer

17. Binding Effect. The provisions of this Exchange/Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

18. Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor contained in this Exchange/Subscription Agreement to be false or incorrect in any material respect.

19. Reliance by Placement Agent. The Placement Agent may rely on each representation and warranty of the Company made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent shall be a third party beneficiary to this agreement to the extent provided in this Section 19.

20. Severability. If any term or provision (in whole or in part) of this Exchange/Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange/Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Exchange/Subscription Agreement as of the date first written above.

Investor:

By
Name:
Title:

Address:

Telephone:

State/Country of Residence:

DTC Participant Number for Delivery of New Notes:

DTC Participant Name:

If Investor is an Existing Investor:

Wire Instructions for a bank in the United States of America:

Bank Name:

ABA#:

For Credit To:

Account #:

For Further Credit to:

Account #:

[Signature Page to Exchange/Subscription Agreement]

HEARTWARE INTERNATIONAL, INC.

By
Name:
Title:

[Signature Page to Exchange/Subscription Agreement]

Annex A

EXISTING INVESTORS:

☐ OPTION A: EXCHANGE OF OLD NOTES FOR NEW NOTES ONLY

Line A = Exchanged Principal Amount (integral multiple of $1,000)	$		(A	)
Line B = Exchange Ratio	×		(B	)

Line C = (A) × (B)	$		(C	)
Line D = If (C) is an integral multiple of $1,000, insert (C); otherwise, insert the lower number that is an integral multiple of $1,000	$		(D	)

Line E = Rounded Amount: (C) – (D)	$		(E	)

Line F = Unpaid Interest: accrued and unpaid interest on the Exchanged Old Notes, if any, from, and including, December 15, 2014 to, but excluding, the Closing Date	$		(F	)*
Line G = Company Payment Amount: (E) + (F)	$		(G	)

Line H = Aggregate Principal Amount of New Notes to be Issued to Investor shown on Line (D)	$		(H	)

☐ OPTION B: EXCHANGE OF OLD NOTES FOR NEW NOTES AND PURCHASE OF NEW NOTES

Line A = Exchanged Principal Amount (integral multiple of $1,000)	$		(A	)
Line B = Exchange Ratio	×		(B	)

Line C = (A) × (B)	$		(C	)
Line D = If (C) is an integral multiple of $1,000, insert (C); otherwise, insert the lower number that is an integral multiple of $1,000	$		(D	)

Line E = Rounded Amount: (C) – (D)	$		(E	)

Line F = Purchased Principal Amount (integral multiple of $1,000)	$		(F	)
Line G = Purchase Price	×	%	(G	)

Line H = Aggregate Cash Purchase Price: (F) × (G)	$		(H	)

Line I = Unpaid Interest: accrued and unpaid interest on the Exchanged Old Notes, if any, from, and including, December 15, 2014 to, but excluding, the Closing Date	$		(I	)*
Line J = Company Payment Amount: (E) + (I)	$		(J	)

Line K = Aggregate Principal Amount of New Notes to be Issued to Investor: (D) + (F)	$		(K	)

NEW INVESTORS:

☐ OPTION C: PURCHASE OF NEW NOTES ONLY

Line A = Purchased Principal Amount (integral multiple of $1,000)	$		(A	)
Line B = Purchase Price per New Note	×	%	(B	)
Line C = Cash Purchase Price: (A) × (B)	$

Aggregate Principal Amount of New Notes to be Issued to Investor: (A)	$

*	Accrued and unpaid interest will be payable to, but excluding, the issue date of the New Notes. Accordingly, Option A, Item (F) and Option B, Item (I), as applicable, will be increased in accordance with the terms of the Indenture governing the Exchanged Old Notes if the Closing Date occurs after the fifth day after the date of the Exchange/Subscription Agreement.

Annex B

NOTICE OF INVESTOR EXCHANGE/SUBSCRIPTION PROCEDURES

DELIVERY INFORMATION FOR NEW NOTES

To receive your New Notes, you must direct the eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept, on May 13, 2015, no later than                     , New York City time, a free receipt for the free delivery of the New Notes, for the aggregate principal amount[1] of New Notes (CUSIP/ISIN # 422368AB6/US422368AB66) set forth next to the caption “Aggregate Principal Amount of New Notes to be Issued to Investor” on Annex A to your Exchange/Subscription Agreement. It is important that this instruction be submitted and the free receipt posted on May 13, 2015.

OPTION A – EXCHANGE OF OLD NOTES FOR NEW NOTES

Delivery of Old Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post, on May 13, 2015, no later than                     , New York City time, a one-sided withdrawal instruction through DTC via DWAC for the aggregate principal amount[1] of Old Notes (CUSIP/ISIN #422368AA8/US422368AA83) set forth on line (A) on Annex A to your Exchange/Subscription Agreement. It is important that this instruction be submitted and the DWAC posted on May 13, 2015.

Company Payment Amount

Subject to the terms of your Exchange/Subscription Agreement, the Company will pay the “Company Payment Amount”[2] to you by wire of immediately available funds to the account at the bank in the United States of America designated on your signature page to your Exchange/Subscription Agreement.

OPTION B – PURCHASE OF NEW NOTES ONLY

Wire of Cash Purchase Price

No later than             , New York City time, on            13, 2015, you must pay the “Cash Purchase Price”[3] by wire transfer of immediately available funds to the following account of the Company:

OPTION C – EXCHANGE OF OLD NOTES AND PURCHASE OF NEW NOTES You must take the steps outlined in both Option A and Option B above.

SETTLEMENT

On May 13, 2015, after the Company receives your Old Notes (if applicable) and/or the Cash Purchase Price (if applicable) and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Exchange/Subscription Agreement, the Company will deliver your New Notes in accordance with the delivery instructions set forth above and will cause the payment of the Company Cash Payment, if applicable.

[1]	Note that the instruction should specify the principal amount, and not the number, of notes.
[2]	The Company Payment Amount is the amount of cash that the Company must wire to you for amounts due for rounding, if applicable, and accrued but unpaid interest on the Old Notes. The Company Payment Amount is set forth in Annex A to your Exchange/Subscription Agreement.
[3]	The Cash Purchase Price is the amount of cash that you must wire to the Company in connection with your purchase of New Notes. The Cash Purchase Price is set forth in Annex A to your Exchange/Subscription Agreement.